[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

                             TERWIN MORTGAGE TRUST,
                           ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-5HE

                           PRELIMINARY TERM SHEET FOR
                              OFFERED CERTIFICATES

                           $318,665,000 (APPROXIMATE)

                            TERWIN SECURITIZATION LLC
                                    DEPOSITOR

                               TERWIN CAPITAL LLC
                                 PLACEMENT AGENT

                                       [ ]
                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICERS

                        CHASE MANHATTAN MORTGAGE COMPANY
                                 MASTER SERVICER

                                 MARCH 19, 2004

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

         This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes information contained in any prior term sheet for this transaction.

         THE OFFERED CERTIFICATES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND ARE BEING OFFERED AND SOLD IN THE UNITED STATES ONLY TO QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT.

         The Information has been provided by Terwin Capital LLC. Neither the Issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the Information. The Information is preliminary and will be superseded by the applicable private placement memorandum.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         The Information is submitted on a confidential basis to a limited number of qualified institutional buyers and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective purchasers to whom it has been submitted.

         This communication shall not constitute an offer to sell or the solicitation of an offer to buy the certificates. Any such solicitation may only be made by means of the private placement memorandum which will be made available by Terwin Capital LLC. Prospective purchasers are referred to the final private placement memorandum (the "PPM") relating to the certificates discussed in this communication for definitive information on any matter discussed in this communication. Any investment decision should be based only on the data in the private placement memorandum. Prospective purchasers may contact the Terwin Capital Trading desk at 212-561-8100.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
-------------------------
Rich Winter                 212-561-8105    rich.winter@thewintergrp.com
Gerald Casey                212-561-8121    gerald.casey@thewintergrp.com
Rob Gartner                 212-561-8117    rob.gartner@thewintergrp.com
Keat Leong                  212-561-8116    keat.leong@thewintergrp.com
Tiffany Yamaoka             212-561-8146    tiffany.yamaoka@thewintergrp.com
Scott Schuman               212-561-8137    scott.schuman@thewintergrp.com

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2004-5HE

                           $318,665,000 (APPROXIMATE)
                              SUBJECT TO REVISION

                                                        PAYMENT
                                           WAL (YRS)    WINDOW       INTEREST         EXPECTED      EXPECTED
  CLASS        APPROX                     (CALL(4)/    (CALL (4)/    ACCRUAL            FINAL        RATINGS
               SIZE ($)       COUPON      MATURITY)    MATURITY)                     MATURITY (4)   S&P/MOODY'S
CLASS A-1  264,063,000.00   LIBOR + [ ]  2.61 / 2.86    1-95/1-218  Actual/360             05/12     AAA/Aaa
                             (1), (2)

CLASS M-1  $19,663,000.00   LIBOR + [ ]  5.25 / 5.83  40-95/40-178  Actual/360             05/12     AA/Aa2
                              (1), (3)

CLASS M-2  $17,063,000.00   LIBOR + [ ]  5.21 / 5.72  38-95/38-162  Actual/360             05/12      A/A2
                              (1), (3)

CLASS M-3  $ 4,063,000.00   LIBOR + [ ]  5.2 / 5.63   38-95/38-140  Actual/360             05/12      A-/A3
                              (1), (3)

CLASS B-1  $ 4,875,000.00   LIBOR + [ ]  5.19 / 5.56  37-95/37-132  Actual/360             05/12    BBB+/Baa1
                              (1), (3)

CLASS B-2  $ 4,063,000.00   LIBOR + [ ]  5.18 / 5.44  37-95/37-121  Actual/360             05/12    BBB/Baa2
                              (1), (3)

CLASS B-3  $ 4,875,000.00   LIBOR + [ ]  5.15 / 5.21  37-95/37-108  Actual/360             05/12    BBB-/Baa3
                              (1), (3)

 TOTAL
OFFERED:   $  318,665,000

1)       Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1 Certificates will increase to 2x its margin with respect to each subsequent Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates will increase to 1.5x their respective margins with respect to each subsequent Distribution Date.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

5)       Assumes latest maturity date of Mortgage Loans plus one year.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

Title of Offered
Certificates..................      Terwin Mortgage Trust Asset-Backed
                                    Certificates, Series TMTS 2004-5HE.
                                    Class M-2 and Class M-3 Certificates
                                    (collectively, the "Class M Certificates"),
                                    Class B-1, Class B-2 and Class B-3
                                    Certificates (collectively, the "Class B
                                    Certificates").

Placement Agent...............      Terwin Capital LLC.

Seller.......................       Terwin Advisors LLC.

Servicer......................      Countrywide Home Loans Servicing LP.
                                    Specialized Loan Servicing, LLC.

Trustee.......................      U.S. Bank National Association.

Loss Mitigation Advisor.......      The Murrayhill Company.

Cut-Off Date..................      June 1, 2004.

Closing Date..................      On or about June 25, 2004.

Distribution Dates............      Distribution of principal and interest on
                                    the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in July 2004.

ERISA Considerations..........      The Class A-1 certificates will be ERISA
                                    eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                                    Plan's acquisition and ownership of such Certificates.

Legal Investment..............      The offered certificates will not constitute
                                    "mortgage-related securities" for the
                                    purposes of SMMEA.

Tax Status....................      For federal income tax purposes, the Trust
                                    Fund will include one or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

Optional Termination..........      The Servicers have the option to terminate
                                    the trust when the aggregate stated
                                    principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage
                                    Loans as of the Cut-Off Date.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

Mortgage Loans................      The mortgage pool will consist of fixed rate
                                    and adjustable rate, first and second lien, sub-prime mortgage loans ("Mortgage Loans") underwritten to The Winter Group program
                                    Underwriting Guidelines or the guidelines of the applicable originators and will be serviced by the Servicers. On the Closing
                                    Date, it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately $[$325,000,00].

Total Deal Size...............      Approximately $318,665,000.

Credit Enhancements...........      1.          Mortgage Insurance
                                    2.          Excess interest
                                    3.          Over-Collateralization
                                    4.          Subordination

Mortgage Insurance............      As of the cut-off date, approximately
                                    [7.53]% of the mortgage loans (by aggregate principal balance) will be covered by either borrower paid mortgage insurance or lender paid mortgage insurance. As of the cut-off date, approximately [4.61]% of the mortgage loans (by aggregate principal balance) will be covered by borrower paid mortgage insurance. As of the cut-off date, approximately [2.92]% of the mortgage loans
                                    (by aggregate principal balance) will be covered by lender paid mortgage insurance.
                                    With respect to the loans covered by
                                    mortgage insurance, approximately [2.47]%,
                                    [2.60]% and [2.11]% of such mortgage loans
                                    (by aggregate principal balance) will be covered by mortgage insurance policies issued by Mortgage Guaranty Insurance
                                    Corporation, Radian Guaranty Inc. and PMI
                                    Mortgage Insurance Co., respectively.

Excess Interest...............      Excess interest cashflow will be available
                                    as credit enhancement.

Over-Collateralization........      The over-collateralization ("O/C") amount is
                                    equal to the excess of the aggregate
                                    principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the over-collateralization amount will equal approximately 1.95% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 1.95% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                                    Initial: 1.95% of original principal balance of the Mortgage Loans
                                    Target: 1.95% of original principal balance of the Mortgage Loans before stepdown 3.90% of current principal balance of the Mortgage Loans on or after stepdown
                                    Floor: 0.50% of original principal balance of the Mortgage Loans

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

Subordination.................      CLASSES      RATING (M/S)  SUBORDINATION (1)
                                    -------      ------------  -----------------
(1) includes OC                     Class A-1    Aaa / AAA                 18.75%
                                    Class M-1     Aa2 / AA                 12.70%
                                    Class M-2     A2 / A                    7.45%
                                    Class M-3     A3 / A-                   6.20%
                                    Class B-1    Baa1 / BBB                 4.70%
                                    Class B-2    Baa2 / BBB                 3.45%
                                    Class B-3    Baa3 / BBB-                1.95%

Class Sizes...................      CLASSES      RATING (M/S)    CLASS SIZES
                                    -------      ------------    -----------
                                    Class A-1    Aaa / AAA             81.25%
                                    Class M-1      Aa2 / AA             6.05%
                                    Class M-2      A2 / A               5.25%
                                    Class M-3      A3 / A-              1.25%
                                    Class B-1    Baa1 / BBB+            1.50%
                                    Class B-2    Baa2 / BBB             1.25%
                                    Class B-3    Baa3 / BBB-            1.50%

Interest Accrual..............      Interest will initially accrue from the
                                    Closing Date to (but excluding) the first
                                    Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

Coupon Step Up................      If the 10% clean-up call for the
                                    Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class A-1
                                    Certificates will increase to 2x its margin, and (ii) the margins on the Class M-1, Class
                                    M-2, Class M-3, Class B-1, Class B-2, and
                                    Class B-3 Certificates will increase to 1.5x their respective margins, in both cases on the following Distribution Dates.

Available Funds Cap...........      The pass-through rates of the Class A-1, the
                                    Class M-1, Class M-2, Class M-3, Class B-1,
                                    Class B-2, and Class B-3 Certificates will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by
                                    (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period. "Net Mortgage
                                    Rate" means, with respect to any mortgage loan the mortgage rate less administrative fees.

1ML Cap Contract                    The trust fund will own a one-month LIBOR
                                    Cap contract purchased for the benefit of the offered certificates. The trust fund will receive a payment under the cap contracts with respect to any Distribution
                                    Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date shown in the tables appearing on pages 17 and 18. Payments received on the cap contracts will be available to pay Carryover to the holders of the Offered Certificates (other than
                                    Carryover resulting from the fact that
                                    realized losses are not allocated to the Class A-1 Certificates after the aggregate principal balance of the Class M and Class B
                                    Certificates has been reduced to zero).

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

Maximum Rate Cap..............      The pass-through rate of the Certificates
                                    will also be subject to the "Maximum Rate
                                    Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and Net Mortgage Rates on the fixed rate mortgage loans, multiplied by 30 and divided by the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

Shortfall Reimbursement.......      If on any Distribution Date the pass-through
                                    rate is limited by the Available Funds Cap, the amount of additional interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution
                                    Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid
                                    (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

Cashflow Priority.............      1.     Repayment of any unreimbursed
                                           Servicer advances.
                                    2.     Servicing Fees, Trustee Fees, Loss
                                           Mitigation Advisor Fees, and
                                           Mortgage Insurance Fees.
< PRELIMINARY AND                   3.     Available interest funds, as
SUBJECT TO REVISION >                      follows: monthly interest,
                                           including any unpaid monthly
                                           interest from prior months, to the
                                           Class A-1 Certificates, then monthly
                                           interest, including any unpaid
                                           monthly interest from prior months,
                                           to the Class M-1 Certificates, then
                                           to the Class M-2 Certificates, then
                                           to the Class M-3 Certificates, then
                                           to the Class B-1 Certificates, then
                                           to the Class B-2 Certificates and
                                           then to the Class B-3 Certificates.
                                    4.     Available principal funds, as
                                           follows: monthly principal to the
                                           Class A-1 Certificates as described
                                           under "PRINCIPAL PAYDOWN", then
                                           monthly principal to the Class M-1
                                           Certificates, then monthly
                                           principal to the Class M-2
                                           Certificates, then monthly
                                           principal to the Class M-3
                                           Certificates, then monthly
                                           principal to the Class B-1
                                           Certificates, then monthly
                                           principal to the Class B-2
                                           Certificates, then monthly
                                           principal to the Class B-3
                                           Certificates, in each case as
                                           described under "PRINCIPAL
                                           PAYDOWN."
                                    5.     Excess interest in the order as
                                           described under "PRINCIPAL PAYDOWN"
                                           if necessary to restore O/C to the
                                           required level.
                                    6.     Excess interest to pay subordinate
                                           principal shortfalls.
                                    7.     Excess interest to pay Carryover
                                           resulting from imposition of the
                                           Available Funds Cap (1).
                                    8.     Any remaining amount will be paid
                                           in accordance with the Pooling and
                                           Servicing Agreement and will not be
                                           available for
                                           payment to holders of the offered
                                           certificates (1).

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

                                    (1.) Amounts received on the 1ML Cap
                                    contract will only be available to the
                                    offered certificates to make payments in respect of Carryover (other than Carryover resulting from the fact that realized losses are not allocated to the Class A-1 Certificates after the aggregate principal balance of the Class M and Class B Certificates has been reduced to zero). Any amounts received on the 1ML Cap contract not used to pay such Carryover will be paid to certificates other than the offered certificates.

PRINCIPAL PAYDOWN

If The Subordinate                  All scheduled and unscheduled principal
Class Principal                     received from the Mortgage Loans plus excess
Distribution Test Is Not Met:       interest to the extent distributable as
                                    principal to replenish O/C to the required level will be paid to the Class A-1
                                    Certificates.

                                    After the Certificate principal balance of the Class A-1 Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates.

If The Subordinate                  All Certificates will be entitled to receive
Class Principal                     payments of principal, in the following
Distribution Test Is Met:           order of priority: first to the Class A-1
                                    Certificates, second to the Class M-1
                                    Certificates, third to the Class M-2
                                    Certificates, fourth to the Class M-3
                                    Certificates, fifth to the Class B-1
                                    Certificates, sixth to the Class B-2
                                    Certificates, and seventh to the Class B-3
                                    Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A-1      37.50%*
CLASS M-1      25.40%*
CLASS M-2      14.90%*
CLASS M-3      12.40%*
CLASS B-1       9.40%*
CLASS B-2       6.90%*
CLASS B-3       3.90%*

              *Includes O/C

The Subordinate Class               i)     The Distribution Date is on or after
                                           the July 2007 Distribution Date; and
Principal  Distribution             ii)    The applicable Subordinate Class
                                           Principal Distribution Date has
                                           occurred (as described below); and
Test Is Met If:                     iii)   A Step Down Loss Trigger Event does
                                           not exist.

Subordinate Class                   The first Distribution Date on which the
Principal Distribution              Senior Enhancement Percentage (i.e., the sum
Date                                of the outstanding principal balance of the
                                    subordinate Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified
                                    Enhancement Percentage (including O/C),
                                    which is equal to two times the initial AAA subordination percentage.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

Senior Specified
Enhancement
Percentage:...................      37.50% or (16.80% + 1.95%)*2.

Step Down Loss Trigger
 Event........................      The situation that exists with respect to
                                    any Distribution Date after the Stepdown
                                    Stated Date, if (a) the quotient of (1) the
< PRELIMINARY AND                   aggregate Principal Balance of all Mortgage
SUBJECT TO REVISION >               Loans 60 or more days delinquent, measured
                                    on a rolling three month basis (including
                                    Mortgage Loans in foreclosure and REO
                                    Properties) and (2) the Stated Principal
                                    Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [TBD] and (ii) the Required Percentage or (b) the quotient
                                    (expressed as a percentage)of (1) the
                                    aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution
                                    Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage.

DISTRIBUTION DATE OCCURRING                        REQUIRED LOSS PERCENTAGE
---------------------------                        ---------------------------------------------------
July 2007 - June 2008                              [TBD] with respect to July 2007, plus an additional
                                                   1/12th of [TBD] for each month thereafter
July 2008 - June 2009                              [TBD] with respect to July 2008, plus an additional
                                                   1/12th of [TBD] for each month thereafter
July 2009 - June 2010                              [TBD] with respect to July 2009, plus an additional
                                                   1/12th of [TBD] for each month thereafter
July 2010 - June 2011                              [TBD] with respect to July 2010, plus an additional
                                                   1/12th of [TBD] for each month thereafter
July 2011 and thereafter                           [TBD]

                      (PRELIMINARY AND SUBJECT TO REVISION)

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.
                                                                              10

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

STATISTICAL COLLATERAL SUMMARY - TOTAL POOL

All information on the Mortgage Loans is approximate and is based off of scheduled Balances as of the 06/01/04 cutoff date.

WEIGHTED AVERAGE COUPON......................................................         7.382%
AVERAGE LOAN BALANCE.........................................................      $162,364
LOAN COUNT...................................................................          2200
WEIGHTED AVERAGE FICO........................................................           636
WEIGHTED AVERAGE AGE.........................................................             4
WITH PREPAYMENT PENALTIES....................................................         64.78%
WEIGHTED AVERAGE CURRENT LTV.................................................         80.40
WEIGHTED AVERAGE COMBINED LTV................................................         84.21

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

                                                                    MINIMUM                     MAXIMUM
OUTSTANDING LOAN BALANCE                                             $7,415                  $1,000,000
CURRENT LTV                                                            8.50                      100.00


CURRENT RATE                  COUNT                      CURRENT BALANCE ($)              PERCENTAGE (%)
 4.001 -  4.500                  1                       $          280,000                         0.1
 4.501 -  5.000                  4                       $          784,050                         0.2
 5.001 -  5.500                 52                       $       12,967,406                         3.6
 5.501 -  6.000                 93                       $       23,708,014                         6.6
 6.001 -  6.500                190                       $       44,865,335                        12.6
 6.501 -  7.000                392                       $       81,569,111                        22.8
 7.001 -  7.500                353                       $       67,480,578                        18.9
 7.501 -  8.000                288                       $       48,413,001                        13.6
 8.001 -  8.500                199                       $       23,754,662                         6.7
 8.501 -  9.000                187                       $       20,538,300                         5.8
 9.001 -  9.500                113                       $       11,747,514                         3.3
 9.501 - 10.000                 96                       $       10,020,678                         2.8
10.001 - 10.500                 50                       $        3,162,071                         0.9
10.501 - 11.000                 54                       $        3,534,153                         1.0
11.001 - 11.500                 32                       $        1,457,662                         0.4
11.501 - 12.000                 26                                 $819,393                         0.2
12.001 - 12.500                 33                       $        1,235,744                         0.4
12.501 - 13.000                 21                       $          524,289                         0.2
13.001 - 13.500                  6                       $          153,654                         0.0
13.501 - 14.000                  6                       $          108,637                         0.0
14.001 - 14.500                  1                       $           32,100                         0.0
14.501 - 15.000                  3                       $           44,086                         0.0
Total:                        2200                       $      357,200,438                       100.0

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

FICO                          COUNT                      CURRENT BALANCE ($)                 PERCENTAGE (%)
0 - 24                            2                      $          239,934                            0.1
500 - 524                        88                      $       13,159,796                            3.7
525 - 549                       175                      $       25,661,959                            7.2
550 - 574                       197                      $       26,608,927                            7.5
575 - 599                       370                      $       37,824,540                           10.6
600 - 624                       265                      $       41,107,155                           11.5
625 - 649                       369                      $       63,193,200                           17.7
650 - 674                       277                      $       53,693,598                           15.0
675 - 699                       192                      $       40,780,231                           11.4
700 - 724                       123                      $       23,720,755                            6.6
725 - 749                        67                      $       14,007,062                            3.9
750 - 774                        56                      $       13,181,560                            3.7
775 - 799                        18                              $3,989,516                            1.1
800 - 824                         1                      $           32,204                            0.0
TOTAL:                         2200                      $      357,200,438                          100.0

CURRENT  BALANCE              COUNT                      CURRENT BALANCE ($)                  PERCENTAGE (%)
      0.01 -   100,000.00       817                      $       52,231,921                            14.6
100,000.01 -   200,000.00       793                      $      113,782,005                            31.9
200,000.01 -   300,000.00       332                      $       81,725,654                            22.9
300,000.01 -   322,700.00        39                      $       12,141,676                             3.4
322,700.01 -   400,000.00       107                      $       38,699,469                            10.8
400,000.01 -   500,000.00        69                      $       31,312,136                             8.8
500,000.01 -   600,000.00        24                      $       13,182,525                             3.7
600,000.01 -   700,000.00        10                      $        6,513,179                             1.8
700,000.01 -   800,000.00         4                      $        2,958,807                             0.8
800,000.01 -   900,000.00         2                      $        1,720,000                             0.5
900,000.01 - 1,000,000.00         3                      $        2,933,066                             0.8
TOTAL:                         2200                      $      357,200,438                           100.0

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

ORIGINAL LTV                  COUNT                      CURRENT BALANCE ($)                  PERCENTAGE (%)
 0.001 -  10.000                 50                      $         1,217,666                            0.3
10.001 -  20.000                114                      $         4,457,873                            1.3
20.001 -  30.000                 21                      $         1,318,995                            0.4
30.001 -  40.000                 17                      $         1,425,415                            0.4
40.001 -  50.000                 30                      $         3,944,182                            1.1
50.001 -  60.000                 77                      $        14,903,563                            4.2
60.001 -  70.000                165                      $        26,009,516                            7.3
70.001 -  80.000                786                      $       153,349,741                           42.9
80.001 -  90.000                537                      $        92,555,998                           25.9
90.001 - 100.000                403                      $        58,017,489                           16.2
TOTAL:                         2200                      $       357,200,438                          100.0

DOCUMENTATION TYPE            COUNT                      CURRENT BALANCE ($)                 PERCENTAGE (%)
Full                           1147                      $      151,050,954                           42.3
Reduced                         245                      $       64,737,064                           18.1
No Doc                          266                      $       51,652,851                           14.5
No Ratio                        107                      $       21,400,362                            6.0
Stated                          435                      $       68,359,207                           19.1
TOTAL:                         2200                      $      357,200,438                          100.0

OCCUPANCY                     COUNT                      CURRENT BALANCE ($)                  PERCENTAGE (%)
Owner Occupied                 1790                      $      301,392,233                            84.4
Non Owner Occupied              393                      $       51,569,623                            14.4
2nd Home                         17                      $        4,238,582                             1.2
TOTAL:                         2200                      $      357,200,438                           100.0

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

STATE                         COUNT                      CURRENT BALANCE ($)               PERCENTAGE (%)
CA                              534                      $      117,939,332                         33.0
NY                              130                      $       37,654,127                         10.5
FL                              255                      $       36,102,106                         10.1
IL                              126                      $       18,146,126                          5.1
VA                               71                      $       10,931,280                          3.1
NJ                               36                      $        9,725,162                          2.7
NC                               89                      $        9,544,727                          2.7
OH                               85                      $        8,796,178                          2.5
TX                               70                      $        8,259,358                          2.3
CO                               34                      $        7,685,876                          2.2
Other                           770                      $       92,416,167                         25.9
TOTAL:                         2200                      $      357,200,438                        100.0

PURPOSE                       COUNT                      CURRENT BALANCE ($)               PERCENTAGE (%)
Refi Cashout                   1183                      $      181,707,235                         50.9
Refi Rate/Term                  140                      $       21,838,889                          6.1
Purchase                        877                      $      153,654,314                         43.0
TOTAL:                         2200                      $      357,200,438                        100.0

PRODUCT TYPE                  COUNT                      CURRENT BALANCE ($)               PERCENTAGE (%)
Fixed                           857                      $      134,304,366                         37.6
ARM 2/28                        986                      $      169,768,806                         47.5
ARM 3/27                        305                      $       44,145,902                         12.4
ARM 5/25                         18                      $        5,012,489                          1.4
BLN 30/15                        16                      $        2,321,230                          0.7
FRM 10yr                          4                      $          170,648                          0.1
FRM 20yr                         13                      $        1,379,998                          0.4
FRM 25yr                          1                      $           97,000                          0.0
TOTAL:                         2200                      $      357,200,438                        100.0

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

PROPERTY TYPE                 COUNT                      CURRENT BALANCE ($)               PERCENTAGE (%)
2-4 Family                      243                      $       51,619,734                         14.5
Single Family Residence        1713                      $      262,435,074                         73.5
PUD                             113                      $       23,085,874                          6.5
Condo                           105                      $       16,251,006                          4.6
Townhouse                        21                      $        3,223,985                          0.9
COOP                              5                      $          584,766                          0.2
TOTAL:                         2200                      $      357,200,438                        100.0

LIEN POSITION                 COUNT                      CURRENT BALANCE ($)               PERCENTAGE (%)
1                              2028                      $      351,138,814                         98.3
2                               172                      $        6,061,624                          1.7
TOTAL:                         2200                      $      357,200,438                        100.0

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

MONTH & YEAR OF NEXT RATE
ADJUSTMENT*                         COUNT                       CURRENT BALANCE ($)                PERCENTAGE (%)
2005-07                                 1                       $           89,635                           0.1
2005-08                                 2                                  289,022                           0.1
2005-09                                24                                4,271,440                           1.2
2005-10                                60                               11,183,686                           5.1
2005-11                                50                                8,668,061                           4.0
2005-12                               156                               29,785,181                          13.6
2006-01                               239                               32,181,393                          14.7
2006-02                                83                               16,962,012                           7.8
2006-03                               370                               66,214,276                          30.2
2006-04                                 1                                  124,100                           0.1
2006-09                                 3                                  764,029                           0.4
2006-10                                 3                                  567,534                           0.3
2006-11                                 6                                  671,346                           0.3
2006-12                                60                                6,905,565                           3.2
2007-01                                69                                8,218,249                           3.8
2007-02                                31                                7,372,897                           3.4
2007-03                               121                               18,641,182                           8.5
2007-04                                12                                1,005,100                           0.5
2008-11                                 1                                  480,000                           0.2
2008-12                                 2                                  828,483                           0.4
2009-01                                 1                                  284,000                           0.1
2009-02                                 2                                  479,000                           0.2
2009-03                                12                                2,941,006                           1.3
TOTAL:                               1309                       $      218,927,196                           100

*ARM Loans only.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE


GROSS MARGIN (%)*                       COUNT                       CURRENT BALANCE ($)                   PERCENTAGE (%)
0.501  -  1.000                             1                       $           84,263                              0.0
2.001  -  2.500                            16                                5,787,437                              2.6
2.501  -  3.000                            12                                3,482,571                              1.6
3.001  -  3.500                            26                                8,267,484                              3.8
3.501  -  4.000                            36                                8,186,484                              3.7
4.001  -  4.500                             9                                1,461,049                              0.7
4.501  -  5.000                            98                               21,756,162                              9.9
5.001  -  5.500                           407                               74,038,030                             33.8
5.501  -  6.000                           101                               17,870,810                              8.2
6.001  -  6.500                           120                               20,956,164                              9.6
6.501  -  7.000                            88                               12,124,638                              5.5
7.001  -  7.500                            58                                8,443,974                              3.9
7.501  -  8.000                            99                               12,400,033                              5.7
8.001  -  8.500                            40                                4,036,575                              1.8
8.501  -  9.000                           100                               10,852,311                              5.0
9.001  -  9.500                            31                                3,109,527                              1.4
9.501  - 10.000                            50                                5,203,187                              2.4
10.001 - 10.500                             8                                  417,728                              0.2
10.501 - 11.000                             9                                  448,770                              0.2
TOTAL:                                   1309                       $      218,927,196                              100

*ARM Loans only.

MAXIMUM MORTGAGE RATE (%)*              COUNT                       CURRENT BALANCE ($)                   PERCENTAGE (%)
10.001 - 10.500                             1                       $          474,300                              0.2
10.501 - 11.000                            11                                2,661,687                              1.2
11.001 - 11.500                            50                               12,574,393                              5.7
11.501 - 12.000                            64                               16,183,130                              7.4
12.001 - 12.500                            75                               16,455,010                              7.5
12.501 - 13.000                           209                               41,005,651                             18.7
13.001 - 13.500                           226                               38,751,146                             17.7
13.501 - 14.000                           195                               31,195,022                             14.3
14.001 - 14.500                           134                               19,160,995                              8.8
14.501 - 15.000                           131                               17,209,659                              7.9
15.001 - 15.500                            84                                8,977,967                              4.1
15.501 - 16.000                            63                                7,617,971                              3.5
16.001 - 16.500                            29                                3,117,443                              1.4
16.501 - 17.000                            28                                2,737,348                              1.3
17.001 - 17.500                             5                                  411,202                              0.2
17.501 - 18.000                             4                                  394,274                              0.2
TOTAL:                                   1309                       $      218,927,196                              100

*ARM Loans only.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

MINIMUM MORTGAGE RATE (%)*              COUNT                       CURRENT BALANCE ($)                   PERCENTAGE (%)
2.001  -  2.500                            15                       $        5,537,437                              2.5
2.501  -  3.000                            12                                3,216,571                              1.5
3.001  -  3.500                            26                                8,537,173                              3.9
3.501  -  4.000                            33                                7,023,909                              3.2
4.001  -  4.500                             7                                1,525,056                              0.7
4.501  -  5.000                            42                                9,232,365                              4.2
5.001  -  5.500                            50                               12,127,766                              5.5
5.501  -  6.000                            58                               11,324,678                              5.2
6.001  -  6.500                            93                               18,945,821                              8.7
6.501  -  7.000                           233                               42,743,628                             19.5
7.001  -  7.500                           202                               33,397,234                             15.3
7.501  -  8.000                           152                               23,920,168                             10.9
8.001  -  8.500                           120                               13,522,751                              6.2
8.501  -  9.000                           110                               12,422,924                              5.7
9.001  -  9.500                            72                                7,531,914                              3.4
9.501  - 10.000                            55                                6,054,783                              2.8
10.001 - 10.500                            11                                  719,736                              0.3
10.501 - 11.000                            15                                1,011,901                              0.5
11.001 - 11.500                             2                                   88,894                              0.0
11.501 - 12.000                             1                                   42,487                              0.0
TOTAL:                                   1309                       $      218,927,196                              100

*ARM Loans only.

INITIAL PERIODIC CAP (%)*               COUNT                       CURRENT BALANCE ($)                   PERCENTAGE (%)
1                                           3                       $          788,800                              0.4
1.5                                       167                               31,309,926                             14.3
2                                           9                                1,932,866                              0.9
3                                        1113                              180,151,916                             82.3
5                                          15                                4,223,689                              1.9
6                                           2                                  520,000                              0.2
TOTAL:                                   1309                       $      218,927,196                              100

*ARM Loans only.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

SUBSEQUENT PERIODIC CAP (%)*            COUNT                       CURRENT BALANCE ($)                   PERCENTAGE (%)
1                                        1139                       $      186,782,456                             85.3
1.5                                       167                               31,309,926                             14.3
2                                           2                                  554,815                              0.3
6                                           1                                  280,000                              0.1
TOTAL:                                   1309                       $      218,927,196                              100

*ARM Loans only.

LIFETIME PERIODIC CAP (%)*              COUNT                       CURRENT BALANCE ($)                   PERCENTAGE (%)
4.001  -  4.500                             2                       $          241,936                              0.1
4.501  -  5.000                           155                               22,858,919                             10.4
5.001  -  5.500                             8                                1,297,870                              0.6
5.501  -  6.000                           803                              136,923,660                             62.5
6.001  -  6.500                             5                                  503,601                              0.2
6.501  -  7.000                           335                               56,821,210                             26.0
11.501 - 12.000                             1                                  280,000                              0.1
TOTAL:                                   1309                       $      218,927,196                              100

*ARM Loans only.

ORIGINAL PREPAYMENT CHARGE
TERM (MOS.)*                            COUNT                       CURRENT BALANCE ($)                   PERCENTAGE (%)
0                                         730                       $      126,604,224                             35.4
3                                           1                                   47,200                              0.0
6                                          11                                2,483,484                              0.7
12                                         99                               20,505,852                              5.7
24                                        703                              123,191,290                             34.5
36                                        590                               76,467,514                             21.4
60                                         66                                7,900,875                              2.2
TOTAL:                                   2200                       $      357,200,438                              100

*ARM Loans only.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

                              ONE MONTH LIBOR CAP

MO  BEGINNING   ENDING       NOTIONAL      LOWER     UPPER    MON   BEGINNING    ENDING        NOTIONAL      LOWER        UPPER
     ACCRUAL    ACCRUAL     BALANCE ($)   COLLAR   COLLAR (%)        ACCRUAL     ACCRUAL      BALANCE ($)    COLLAR      COLLAR(%)
                                           (%)                                                                 (%)
--  ---------  ---------  --------------  -------  --------   ---   ---------   ----------  --------------  --------    --------
 1  25-Jun-04  25-Jul-04  325,000,000.00  0        10.00000%   46   25-Mar-08   25-Apr-08   107,812,236.32  9.38914     10.00000%
 2  25-Jul-04  25-Aug-04  317,870,642.21  6.43635  10.00000%   47   25-Apr-08   25-May-08   105,233,181.10  9.37872     10.00000%
 3  25-Aug-04  25-Sep-04  310,703,303.48  6.4363   10.00000%   48   25-May-08   25-Jun-08   102,716,883.07  9.36829     10.00000%
 4  25-Sep-04  25-Oct-04  303,496,750.42  6.43626  10.00000%   49   25-Jun-08   25-Jul-08   100,262,688.96  9.46098     10.00000%
 5  25-Oct-04  25-Nov-04  296,250,950.08  6.43623  10.00000%   50   25-Jul-08   25-Aug-08    97,868,168.79  9.45399     10.00000%
 6  25-Nov-04  25-Dec-04  288,967,068.27  6.43621  10.00000%   51   25-Aug-08   25-Sep-08    95,531,803.40  9.44317     10.00000%
 7  25-Dec-04  25-Jan-05  281,827,425.73  6.4362   10.00000%   52   25-Sep-08   25-Oct-08    93,252,151.28  9.43234     10.00000%
 8  25-Jan-05  25-Feb-05  274,867,272.54  6.43619  10.00000%   53   25-Oct-08   25-Nov-08    91,027,807.36  9.4215      10.00000%
 9  25-Feb-05  25-Mar-05  268,082,282.45  6.43617  10.00000%   54   25-Nov-08   25-Dec-08    88,857,402.09  9.41066     10.00000%
10  25-Mar-05  25-Apr-05  261,467,967.24  6.43616  10.00000%   55   25-Dec-08   25-Jan-09    86,740,261.52  9.49929     10.00000%
11  25-Apr-05  25-May-05  255,019,955.41  6.43615  10.00000%   56   25-Jan-09   25-Feb-09    84,674,420.39  9.49183     10.00000%
12  25-May-05  25-Jun-05  248,733,989.15  6.43613  10.00000%   57   25-Feb-09   25-Mar-09    82,658,581.42  9.48062     10.00000%
13  25-Jun-05  25-Jul-05  242,605,921.33  6.43612  10.00000%   58   25-Mar-09   25-Apr-09    80,691,509.31  9.46941     10.00000%
14  25-Jul-05  25-Aug-05  236,631,712.58  6.4361   10.00000%   59   25-Apr-09   25-May-09    78,771,999.93  9.4582      10.00000%
15  25-Aug-05  25-Sep-05  230,807,428.50  6.43609  10.00000%   60   25-May-09   25-Jun-09    76,898,963.87  9.45365     10.00000%
16  25-Sep-05  25-Oct-05  225,129,236.82  6.43607  10.00000%   61   25-Jun-09   25-Jul-09    75,071,754.34  9.50825     10.00000%
17  25-Oct-05  25-Nov-05  219,593,404.81  6.43606  10.00000%   62   25-Jul-09   25-Aug-09    73,288,733.85  9.50662     10.00000%
18  25-Nov-05  25-Dec-05  214,196,296.59  6.43604  10.00000%   63   25-Aug-09   25-Sep-09    71,548,717.68  9.49506     10.00000%
19  25-Dec-05  25-Jan-06  208,934,370.61  6.43603  10.00000%   64   25-Sep-09   25-Oct-09    69,850,647.24  9.48351     10.00000%
20  25-Jan-06  25-Feb-06  203,804,177.20  6.43601  10.00000%   65   25-Oct-09   25-Nov-09    68,193,490.53  9.47195     10.00000%
21  25-Feb-06  25-Mar-06  198,802,356.12  6.436    10.00000%   66   25-Nov-09   25-Dec-09    66,576,243.30  9.46063     10.00000%
22  25-Mar-06  25-Apr-06  193,925,634.21  6.43598  10.00000%   67   25-Dec-09   25-Jan-10    64,997,972.33  9.4556      10.00000%
23  25-Apr-06  25-May-06  189,170,823.15  6.43596  10.00000%   68   25-Jan-10   25-Feb-10    63,457,669.40  9.44402     10.00000%
24  25-May-06  25-Jun-06  184,534,817.18  6.43595  10.00000%   69   25-Feb-10   25-Mar-10    61,954,402.40  9.43244     10.00000%
25  25-Jun-06  25-Jul-06  180,043,174.62  7.60809  10.00000%   70   25-Mar-10   25-Apr-10    60,487,262.55  9.42087     10.00000%
26  25-Jul-06  25-Aug-06  175,663,526.28  7.62933  10.00000%   71   25-Apr-10   25-May-10    59,055,363.83  9.4093      10.00000%
27  25-Aug-06  25-Sep-06  171,392,881.40  7.64455  10.00000%   72   25-May-10   25-Jun-10    57,657,842.44  9.39773     10.00000%
28  25-Sep-06  25-Oct-06  167,227,987.46  7.64052  10.00000%   73   25-Jun-10   25-Jul-10    56,293,859.12  9.38663     10.00000%
29  25-Oct-06  25-Nov-06  163,166,174.80  7.63647  10.00000%   74   25-Jul-10   25-Aug-10    54,962,589.65  9.37507     10.00000%
30  25-Nov-06  25-Dec-06  159,204,842.32  7.63242  10.00000%   75   25-Aug-10   25-Sep-10    53,663,233.45  9.36351     10.00000%
31  25-Dec-06  25-Jan-07  155,349,976.66  8.182    10.00000%   76   25-Sep-10   25-Oct-10    52,395,009.94  9.35196     10.00000%
32  25-Jan-07  25-Feb-07  151,590,328.40  8.18729  10.00000%   77   25-Oct-10   25-Nov-10    51,157,158.03  9.34041     10.00000%
33  25-Feb-07  25-Mar-07  147,923,593.59  8.20023  10.00000%   78   25-Nov-10   25-Dec-10    49,948,935.65  9.32887     10.00000%
34  25-Mar-07  25-Apr-07  144,347,173.16  8.1943   10.00000%   79   25-Dec-10   25-Jan-11    48,769,619.23  9.31734     10.00000%
35  25-Apr-07  25-May-07  140,858,798.32  8.18837  10.00000%   80   25-Jan-11   25-Feb-11    47,618,503.28  9.30581     10.00000%
36  25-May-07  25-Jun-07  137,456,258.29  8.18243  10.00000%   81   25-Feb-11   25-Mar-11    46,494,899.87  9.29429     10.00000%
37  25-Jun-07  25-Jul-07  134,148,837.40  9.02124  10.00000%   82   25-Mar-11   25-Apr-11    45,398,138.21  9.28278     10.00000%
38  25-Jul-07  25-Aug-07  130,922,770.16  9.03397  10.00000%   83   25-Apr-11   25-May-11    44,327,564.25  9.27127     10.00000%
39  25-Aug-07  25-Sep-07  127,775,672.67  9.02504  10.00000%   84   25-May-11   25-Jun-11    43,282,540.18  9.25978     10.00000%
40  25-Sep-07  25-Oct-07  124,705,572.69  9.01611  10.00000%   85   25-Jun-11   25-Jul-11    42,262,444.09  9.24829     10.00000%
41  25-Oct-07  25-Nov-07  121,710,548.21  9.00716  10.00000%   86   25-Jul-11   25-Aug-11    41,266,669.53  9.23681     10.00000%
42  25-Nov-07  25-Dec-07  118,788,726.06  8.99821  10.00000%   87   25-Aug-11   25-Sep-11    40,294,625.11  9.22534     10.00000%
43  25-Dec-07  25-Jan-08  115,942,144.10  9.41289  10.00000%   88   25-Sep-11   25-Oct-11    39,345,734.15  9.21388     10.00000%
44  25-Jan-08  25-Feb-08  113,165,055.89  9.40997  10.00000%   89   25-Oct-11   25-Nov-11    38,419,434.27  9.20243     10.00000%

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

45  25-Feb-08  25-Mar-08  110,455,647.72  9.39956  10.00000%   90   25-Nov-11   25-Dec-11    37,515,177.07  9.19099     10.00000%

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                AVAILABLE
                  FUNDS    AVAILABLE                    AVAILABLE   AVAILABLE                      AVAILABLE
                   CAP       FUNDS                      FUNDS CAP     FUNDS                          FUNDS      AVAILABLE FUNDS
                 (%)(1),    CAP (%)                     CAP (%)      CAP (%)                       CAP (%)     FUNDS CAP(1), (3)
MON     DATE       (2)     (1), (3)   MON    DATE      (1), (2)     (1), (3)    MON    DATE        (1), (2)           (%)
---     ----    ---------  --------   ---  ---------  -----------   ---------   ---  ---------     ---------   -----------------
  1  25-Jul-04   6.972%        6.972%  31  25-Jan-07     6.777%        10.554%   61  25-Jul-09        7.007%          10.822%
  2  25-Aug-04   6.750%       10.387%  32  25-Feb-07     6.785%        10.564%   62  25-Aug-09        6.782%          10.490%
  3  25-Sep-04   6.753%       10.391%  33  25-Mar-07     7.521%        11.507%   63  25-Sep-09        6.782%          10.490%
  4  25-Oct-04   6.982%       10.622%  34  25-Apr-07     6.801%        10.588%   64  25-Oct-09        7.009%          10.822%
  5  25-Nov-04   6.760%       10.402%  35  25-May-07     7.036%        10.890%   65  25-Nov-09        6.783%          10.491%
  6  25-Dec-04   6.989%       10.633%  36  25-Jun-07     6.830%        10.584%   66  25-Dec-09        7.010%          10.822%
  7  25-Jan-05   6.768%       10.414%  37  25-Jul-07     7.060%        10.916%   67  25-Jan-10        6.784%          10.492%
  8  25-Feb-05   6.772%       10.420%  38  25-Aug-07     6.773%        10.506%   68  25-Feb-10        6.784%          10.492%
  9  25-Mar-05   7.502%       11.152%  39  25-Sep-07     6.774%        10.506%   69  25-Mar-10        7.512%          11.552%
 10  25-Apr-05   6.780%       10.432%  40  25-Oct-07     7.000%        10.822%   70  25-Apr-10        6.785%          10.493%
 11  25-May-05   7.010%       10.665%  41  25-Nov-07     6.774%        10.507%   71  25-May-10        7.012%          10.822%
 12  25-Jun-05   6.789%       10.446%  42  25-Dec-07     7.001%        10.822%   72  25-Jun-10        6.786%          10.494%
 13  25-Jul-05   7.019%       10.679%  43  25-Jan-08     6.775%        10.493%   73  25-Jul-10        7.013%          10.822%
 14  25-Aug-05   6.798%       10.460%  44  25-Feb-08     6.776%        10.493%   74  25-Aug-10        6.787%          10.494%
 15  25-Sep-05   6.802%       10.467%  45  25-Mar-08     7.243%        11.173%   75  25-Sep-10        6.787%          10.495%
 16  25-Oct-05   7.034%       10.701%  46  25-Apr-08     6.777%        10.494%   76  25-Oct-10        7.014%          10.822%
 17  25-Nov-05   6.812%       10.482%  47  25-May-08     7.003%        10.822%   77  25-Nov-10        6.788%          10.495%
 18  25-Dec-05   7.044%       10.717%  48  25-Jun-08     6.777%        10.491%   78  25-Dec-10        7.015%          10.822%
 19  25-Jan-06   6.822%       10.498%  49  25-Jul-08     7.004%        10.822%   79  25-Jan-11        6.789%          10.496%
 20  25-Feb-06   6.828%       10.506%  50  25-Aug-08     6.778%        10.492%   80  25-Feb-11        6.790%          10.497%
 21  25-Mar-06   7.565%       11.247%  51  25-Sep-08     6.779%        10.492%   81  25-Mar-11        7.517%          11.542%
 22  25-Apr-06   6.839%       10.523%  52  25-Oct-08     7.005%        10.822%   82  25-Apr-11        6.790%          10.497%
 23  25-May-06   7.073%       10.760%  53  25-Nov-08     6.780%        10.493%   83  25-May-11        7.017%          10.822%
 24  25-Jun-06   6.740%       10.502%  54  25-Dec-08     7.006%        10.822%   84  25-Jun-11        6.791%          10.498%
 25  25-Jul-06   6.960%       10.779%  55  25-Jan-09     6.780%        10.490%   85  25-Jul-11        7.020%          10.822%
 26  25-Aug-06   6.742%       10.520%  56  25-Feb-09     6.781%        10.490%   86  25-Aug-11        6.800%          10.503%
 27  25-Sep-06   6.749%       10.530%  57  25-Mar-09     7.508%        11.556%   87  25-Sep-11        6.808%          10.514%
 28  25-Oct-06   6.981%       10.810%  58  25-Apr-09     6.782%        10.491%   88  25-Oct-11        7.042%          10.848%
 29  25-Nov-06   6.763%       10.551%  59  25-May-09     7.008%        10.822%   89  25-Nov-11        6.823%          10.536%

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

 30  25-Dec-06  6.996%  10.831%    60   25-Jun-09  6.781%        10.489%     90   25-Dec-11     7.059%      10.871%

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

91     25-Jan-12      6.839%          10.560%
92     25-Feb-12      6.848%          10.572%
93     25-Mar-12      7.329%          11.253%
94     25-Apr-12      6.865%          10.597%
95     25-May-12      7.103%          10.933%
96     25-Jun-12      0.000%          10.624%

1. Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period, then, multiplied by 30 and divided by the actual number of days in the related accrual period on such Distribution Date.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.12% and 1.22%, respectively.

3. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.12% and 1.22% in month 1, respectively, both increasing to 20.00% in month 2 and thereafter. The values indicated include proceeds from 1ML Caps, although such proceeds are excluded from the calculation of the Available Funds Cap defined herein.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

                DISCOUNT MARGIN AND PRICE/YIELD TABLE (TO CALL)

                                  80%                                              200%
                   0% Pricing   Pricing       100% Pricing     150% Pricing      Pricing
                     Speed       Speed            Speed            Speed           Speed
---------------------------------------------------------------------------------------------
A-1   100.0000%

        WAL          17.89        3.32             2.61             1.46             0.94
     Principal
      Window     Jul04 - Oct32  Jul04 -                                             Jul04 -
                                 May14        Jul04 - May12    Jul04 - Jun09         Dec06
---------------------------------------------------------------------------------------------
M-1   100.0000%

        WAL          25.72        6.45             5.25             4.63             2.80
     Principal
       Window    Jul04 - Oct32  Jul04 -                                             Jul04 -
                                 May14        Jul04 - May12    Jul04 - Jun09         Dec07
---------------------------------------------------------------------------------------------
M-2   100.0000%

        WAL          25.72        6.45             5.21               4.07           3.50
     Principal
      Window     Jul04 - Oct32  Jul04 -                                             Jul04 -
                                 May14        Jul04 - May12    Jul04 - Jun09         Dec07
---------------------------------------------------------------------------------------------
M-3   100.0000%

        WAL          25.72        6.45             5.20             3.89             3.50
     Principal
      Window     Jul04 - Oct32  Jul04 -                                             Jul04 -
                                 May14        Jul04 - May12    Jul04 - Jun09         Dec07
---------------------------------------------------------------------------------------------
B-1   100.0000%

        WAL          25.72        6.45             5.19             3.84             3.50
     Principal
       Window    Jul04 - Oct32  Jul04 -                                             Jul04 -
                                 May14        Jul04 - May12    Jul04 - Jun09         Dec07
---------------------------------------------------------------------------------------------
B-2   100.0000%

        WAL          25.72        6.45             5.18             3.78             3.48
     Principal
       Window    Jul04 - Oct32  Jul04 -                                             Jul04 -
                                 May14        Jul04 - May12    Jul04 - Jun09         Dec07
---------------------------------------------------------------------------------------------
B-3   100.0000%

        WAL          25.71        6.41             5.15             3.72             3.34
     Principal
      Window     Jul04 - Oct32  Jul04 -                                             Jul04 -
                                 May14        Jul04 - May12    Jul04 - Jun09         Dec07
---------------------------------------------------------------------------------------------

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

                      DISCOUNT MARGIN TABLE (TO MATURITY)

                                                                                          200%
                    0% Pricing Speed    80% Pricing    100% Pricing     150% Pricing     Pricing
                                          Speed            Speed           Speed         Speed
-------------------------------------------------------------------------------------------------
A-1     100.0000%

         WAL             17.94             3.62           2.86              1.62             0.94
      Principal                                                                            Jul04 -
       Window        Jul04 - Jan34     Jul04 - Apr26   Jul04 - Aug22    Jul04 - Jun16       Dec06

-------------------------------------------------------------------------------------------------
M-1     100.0000%

         WAL             25.85             7.15           5.83              5.02             3.10
      Principal                                                                            Jul04 -
       Window        Jul04 - Dec33     Jul04 - Sep22   Jul04 - Apr19    Jul04 - Feb14        Dec12

-------------------------------------------------------------------------------------------------
M-2     100.0000%

         WAL              25.85             7.07           5.72              4.41             5.29
      Principal                                                                             Jul04 -
       Window         Jul04 - Nov33    Jul04 - Feb21   Jul04 - Dec17    Jul04 - Mar13        Nov11

-------------------------------------------------------------------------------------------------
M-3     100.0000%

         WAL              25.84             6.98           5.63              4.17             4.08
      Principal                                                                            Jul04 -
        Window        Jul04 - Sep33    Jul04 - Dec18   Jul04 - Feb16    Jul04 - Dec11         Sep09

-------------------------------------------------------------------------------------------------
B-1     100.0000%

         WAL              25.83             6.90           5.56              4.08             3.83
      Principal                                                                            Jul04 -
        Window        Jul04 - Jul33    Jul04 - Mar18   Jul04 - Jun15    Jul04 - Jul11         May09

-------------------------------------------------------------------------------------------------
B-2     100.0000%

         WAL             25.80             6.77           5.44              3.95             3.60
      Principal                                                                            Jul04 -
        Window        Jul04 - May33    Jul04 - Jan17   Jul04 - Jul14    Jul04 - Nov10         Dec08

-------------------------------------------------------------------------------------------------
B-3     100.0000%

         WAL             25.73             6.49           5.21              3.76             3.36
      Principal                                                                            Jul04 -
       Window         Jul04 - Feb33    Jul04 - Sep15   Jul04 - Jun13    Jul04 - Mar10        Jun08

-------------------------------------------------------------------------------------------------

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

TO MATURITY

        PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

            0% PRICING     80% PRICING    100% PRICING      150% PRICING      200% PRICING
  DATE         SPEED         SPEED           SPEED              SPEED             SPEED
  ----      -----------    -----------    ------------      ------------      ------------
 Initial
Percentage          100            100             100               100               100
25-Jun-05            99             75              69                54                39
25-Jun-06            97             54              45                25                 8
25-Jun-07            96             38              28                 7                 0
25-Jun-08            94             30              24                 7                 0
25-Jun-09            92             24              18                 7                 0
25-Jun-10            90             19              13                 5                 0
25-Jun-11            88             15              10                 3                 0
25-Jun-12            86             12               7                 2                 0
25-Jun-13            84              9               6                 1                 0
25-Jun-14            81              7               4                 1                 0
25-Jun-15            78              6               3                 *                 0
25-Jun-16            76              5               2                 0                 0
25-Jun-17            72              4               2                 0                 0
25-Jun-18            69              3               1                 0                 0
25-Jun-19            65              2               1                 0                 0
25-Jun-20            61              2               1                 0                 0
25-Jun-21            58              1               *                 0                 0
25-Jun-22            54              1               *                 0                 0
25-Jun-23            49              1               0                 0                 0
25-Jun-24            44              *               0                 0                 0
25-Jun-25            39              *               0                 0                 0
25-Jun-26            36              0               0                 0                 0
25-Jun-27            32              0               0                 0                 0
25-Jun-28            28              0               0                 0                 0
25-Jun-29            24              0               0                 0                 0
25-Jun-30            19              0               0                 0                 0
25-Jun-31            14              0               0                 0                 0
25-Jun-32             9              0               0                 0                 0
25-Jun-33             4              0               0                 0                 0
25-Jun-34             0              0               0                 0                 0

WAL (yrs)         17.94          3.62             2.86              1.62              0.94
Principal
Window      Jul04-Jan34    Jul04-Apr26     Jul04~Aug22       Jul04~Jun16       Jul04-Dec06

* = less than 0.5%

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

            0% PRICING     80% PRICING    100% PRICING      150% PRICING      200% PRICING
  DATE         SPEED         SPEED           SPEED              SPEED             SPEED
  ----      -----------    -----------    ------------      ------------      ------------
 Initial
Percentage          100            100             100               100               100
25-Jun-05           100            100             100               100               100
25-Jun-06           100            100             100               100               100
25-Jun-07           100            100             100               100                 7
25-Jun-08           100             79              61                97                 7
25-Jun-09           100             62              46                28                 7
25-Jun-10           100             49              34                13                 7
25-Jun-11           100             39              26                 8                 7
25-Jun-12           100             31              19                 5                 2
25-Jun-13           100             25              14                 2                 0
25-Jun-14           100             19              11                 0                 0
25-Jun-15           100             15               8                 0                 0
25-Jun-16           100             12               6                 0                 0
25-Jun-17           100             10               5                 0                 0
25-Jun-18           100              8               2                 0                 0
25-Jun-19           100              6               0                 0                 0
25-Jun-20           100              5               0                 0                 0
25-Jun-21           100              3               0                 0                 0
25-Jun-22           100              *               0                 0                 0
25-Jun-23           100              0               0                 0                 0
25-Jun-24           100              0               0                 0                 0
25-Jun-25           100              0               0                 0                 0
25-Jun-26            93              0               0                 0                 0
25-Jun-27            83              0               0                 0                 0
25-Jun-28            73              0               0                 0                 0
25-Jun-29            62              0               0                 0                 0
25-Jun-30            50              0               0                 0                 0
25-Jun-31            38              0               0                 0                 0
25-Jun-32            24              0               0                 0                 0
25-Jun-33             9              0               0                 0                 0
25-Jun-34             0              0               0                 0                 0

WAL               25.85           7.15            5.83              5.02               3.1
Principal
Window      Sep25-Dec33    Jul07-Sep22     Oct07-Apr19       Jun08-Feb14       Dec06~Dec12

* = less than 0.5%

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

            0% PRICING     80% PRICING    100% PRICING      150% PRICING      200% PRICING
  DATE         SPEED         SPEED           SPEED              SPEED             SPEED
  ----      -----------    -----------    ------------      ------------      ------------
 Initial
Percentage          100            100             100               100               100
 25-Jun-05          100            100             100               100               100
 25-Jun-06          100            100             100               100               100
 25-Jun-07          100            100             100               100               100
 25-Jun-08          100             79              61                31               100
 25-Jun-09          100             62              46                20                53
 25-Jun-10          100             49              34                13                22
 25-Jun-11          100             39              26                 8                 4
 25-Jun-12          100             31              19                 3                 0
 25-Jun-13          100             25              14                 0                 0
 25-Jun-14          100             19              11                 0                 0
 25-Jun-15          100             15               8                 0                 0
 25-Jun-16          100             12               5                 0                 0
 25-Jun-17          100             10               1                 0                 0
 25-Jun-18          100              8               0                 0                 0
 25-Jun-19          100              5               0                 0                 0
 25-Jun-20          100              2               0                 0                 0
 25-Jun-21          100              0               0                 0                 0
 25-Jun-22          100              0               0                 0                 0
 25-Jun-23          100              0               0                 0                 0
 25-Jun-24          100              0               0                 0                 0
 25-Jun-25          100              0               0                 0                 0
 25-Jun-26           93              0               0                 0                 0
 25-Jun-27           83              0               0                 0                 0
 25-Jun-28           73              0               0                 0                 0
 25-Jun-29           62              0               0                 0                 0
 25-Jun-30           50              0               0                 0                 0
 25-Jun-31           38              0               0                 0                 0
 25-Jun-32           24              0               0                 0                 0
 25-Jun-33            9              0               0                 0                 0
 25-Jun-34            0              0               0                 0                 0

WAL               25.85           7.07            5.72              4.41              5.29
Principal
Window      Sep25-Nov33    Jul07-Feb21     Aug07-Dec17       Dec07-Mar13       Jul08-Nov11

* = less than 0.5%

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

            0% PRICING     80% PRICING    100% PRICING      150% PRICING      200% PRICING
  DATE         SPEED         SPEED           SPEED              SPEED             SPEED
  ----      -----------    -----------    ------------      ------------      ------------
 Initial
Percentage          100            100             100               100               100
 25-Jun-05          100            100             100               100               100
 25-Jun-06          100            100             100               100               100
 25-Jun-07          100            100             100               100               100
 25-Jun-08          100             79              61                31                32
 25-Jun-09          100             62              46                20                 4
 25-Jun-10          100             49              34                13                 0
 25-Jun-11          100             39              26                 8                 0
 25-Jun-12          100             31              19                 0                 0
 25-Jun-13          100             25              14                 0                 0
 25-Jun-14          100             19              11                 0                 0
 25-Jun-15          100             15               8                 0                 0
 25-Jun-16          100             12               0                 0                 0
 25-Jun-17          100             10               0                 0                 0
 25-Jun-18          100              5               0                 0                 0
 25-Jun-19          100              0               0                 0                 0
 25-Jun-20          100              0               0                 0                 0
 25-Jun-21          100              0               0                 0                 0
 25-Jun-22          100              0               0                 0                 0
 25-Jun-23          100              0               0                 0                 0
 25-Jun-24          100              0               0                 0                 0
 25-Jun-25          100              0               0                 0                 0
 25-Jun-26           93              0               0                 0                 0
 25-Jun-27           83              0               0                 0                 0
 25-Jun-28           73              0               0                 0                 0
 25-Jun-29           62              0               0                 0                 0
 25-Jun-30           50              0               0                 0                 0
 25-Jun-31           38              0               0                 0                 0
 25-Jun-32           24              0               0                 0                 0
 25-Jun-33            9              0               0                 0                 0
 25-Jun-34            0              0               0                 0                 0

WAL               25.84           6.98            5.63              4.17              4.08
Principal
Window      Sep25-Sep33    Jul07-Dec18     Aug07-Feb16       Nov07-Dec11       Apr08-Sep09

* = less than 0.5%

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

            0% PRICING     80% PRICING    100% PRICING      150% PRICING      200% PRICING
  DATE         SPEED         SPEED           SPEED              SPEED             SPEED
  ----      -----------    -----------    ------------      ------------      ------------
 Initial
Percentage          100            100             100               100               100
 25-Jun-05          100            100             100               100               100
 25-Jun-06          100            100             100               100               100
 25-Jun-07          100            100             100               100               100
 25-Jun-08          100             79              61                31                14
 25-Jun-09          100             62              46                20                 0
 25-Jun-10          100             49              34                13                 0
 25-Jun-11          100             39              26                 *                 0
 25-Jun-12          100             31              19                 0                 0
 25-Jun-13          100             25              14                 0                 0
 25-Jun-14          100             19              11                 0                 0
 25-Jun-15          100             15               0                 0                 0
 25-Jun-16          100             12               0                 0                 0
 25-Jun-17          100              6               0                 0                 0
 25-Jun-18          100              0               0                 0                 0
 25-Jun-19          100              0               0                 0                 0
 25-Jun-20          100              0               0                 0                 0
 25-Jun-21          100              0               0                 0                 0
 25-Jun-22          100              0               0                 0                 0
 25-Jun-23          100              0               0                 0                 0
 25-Jun-24          100              0               0                 0                 0
 25-Jun-25          100              0               0                 0                 0
 25-Jun-26           93              0               0                 0                 0
 25-Jun-27           83              0               0                 0                 0
 25-Jun-28           73              0               0                 0                 0
 25-Jun-29           62              0               0                 0                 0
 25-Jun-30           50              0               0                 0                 0
 25-Jun-31           38              0               0                 0                 0
 25-Jun-32           24              0               0                 0                 0
 25-Jun-33            5              0               0                 0                 0
 25-Jun-34            0              0               0                 0                 0

WAL               25.83            6.9            5.56              4.08              3.83
Principal
Window      Sep25-Jul33    Jul07-Mar18     Jul07-Jun15       Oct07-Jul11       Jan08-May09

* = less than 0.5%

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

            0% PRICING     80% PRICING    100% PRICING      150% PRICING      200% PRICING
  DATE         SPEED         SPEED           SPEED              SPEED             SPEED
  ----      -----------    -----------    ------------      ------------      ------------
 Initial
Percentage          100            100             100               100               100
 25-Jun-05          100            100             100               100               100
 25-Jun-06          100            100             100               100               100
 25-Jun-07          100            100             100               100               100
 25-Jun-08          100             79              61                31                12
 25-Jun-09          100             62              46                20                 0
 25-Jun-10          100             49              34                 7                 0
 25-Jun-11          100             39              26                 0                 0
 25-Jun-12          100             31              19                 0                 0
 25-Jun-13          100             25              14                 0                 0
 25-Jun-14          100             19               *                 0                 0
 25-Jun-15          100             15               0                 0                 0
 25-Jun-16          100              6               0                 0                 0
 25-Jun-17          100              0               0                 0                 0
 25-Jun-18          100              0               0                 0                 0
 25-Jun-19          100              0               0                 0                 0
 25-Jun-20          100              0               0                 0                 0
 25-Jun-21          100              0               0                 0                 0
 25-Jun-22          100              0               0                 0                 0
 25-Jun-23          100              0               0                 0                 0
 25-Jun-24          100              0               0                 0                 0
 25-Jun-25          100              0               0                 0                 0
 25-Jun-26           93              0               0                 0                 0
 25-Jun-27           83              0               0                 0                 0
 25-Jun-28           73              0               0                 0                 0
 25-Jun-29           62              0               0                 0                 0
 25-Jun-30           50              0               0                 0                 0
 25-Jun-31           38              0               0                 0                 0
 25-Jun-32           24              0               0                 0                 0
 25-Jun-33            0              0               0                 0                 0

WAL                25.8           6.77            5.44              3.95               3.6
Principal
Window      Sep25-May33    Jul07-Jan17     Jul07-Jul14       Sep07-Nov10       Nov07-Dec08

* = less than 0.5%

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.

[THE WINTER GROUP LOGO]                 PRELIMINARY TERM SHEET FOR TMTS 2004-5HE

TO MATURITY

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

            0% PRICING     80% PRICING    100% PRICING      150% PRICING      200% PRICING
  DATE         SPEED         SPEED           SPEED              SPEED             SPEED
  ----      -----------    -----------    ------------      ------------      ------------
 Initial
Percentage          100            100             100               100               100
 25-Jun-05          100            100             100               100               100
 25-Jun-06          100            100             100               100               100
 25-Jun-07          100            100             100               100               100
 25-Jun-08          100             79              61                31                 0
 25-Jun-09          100             62              46                12                 0
 25-Jun-10          100             49              34                 0                 0
 25-Jun-11          100             39              25                 0                 0
 25-Jun-12          100             31              11                 0                 0
 25-Jun-13          100             23               0                 0                 0
 25-Jun-14          100             11               0                 0                 0
 25-Jun-15          100              2               0                 0                 0
 25-Jun-16          100              0               0                 0                 0
 25-Jun-17          100              0               0                 0                 0
 25-Jun-18          100              0               0                 0                 0
 25-Jun-19          100              0               0                 0                 0
 25-Jun-20          100              0               0                 0                 0
 25-Jun-21          100              0               0                 0                 0
 25-Jun-22          100              0               0                 0                 0
 25-Jun-23          100              0               0                 0                 0
 25-Jun-24          100              0               0                 0                 0
 25-Jun-25          100              0               0                 0                 0
 25-Jun-26           93              0               0                 0                 0
 25-Jun-27           83              0               0                 0                 0
 25-Jun-28           73              0               0                 0                 0
 25-Jun-29           62              0               0                 0                 0
 25-Jun-30           50              0               0                 0                 0
 25-Jun-31           38              0               0                 0                 0
 25-Jun-32           22              0               0                 0                 0
 25-Jun-33            0              0               0                 0                 0

WAL               25.73           6.49            5.21              3.76              3.36
Principal
Window      Sep25-Feb33    Jul07-Sep15     Jul07-Jun13       Aug07-Mar10       Sep07-Jun08

* = less than 0.5%

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The information contained herein ("Information") is confidential and may not be copied, shown, disclosed or distributed to any other person. The Information is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein. The Information constitutes a judgment only as of the dates specified and is subject to change. The Information supersedes in its entirety information contained in any prior term sheet for this transaction.